Exhibit 10.2

EXECUTION COPY

AMENDMENT

to

LOAN AND SECURITY AGREEMENT

dated as of January 16, 2009

between

GENERAL MOTORS CORPORATION

and

THE UNITED STATES DEPARTMENT OF THE TREASURY

This AMENDMENT (this “Amendment”) to the Loan and Security Agreement referenced below is entered into as of March 31, 2009, between GENERAL MOTORS CORPORATION, a Delaware corporation (the “Borrower”), and the UNITED STATES DEPARTMENT OF THE TREASURY (the “Lender”).

R E C I T A L S:

WHEREAS, the parties hereto have entered into that certain Loan and Security Agreement, dated as of January 16, 2009 as amended and modified by that certain Consent No. 1 Under Loan and Security Agreement, between the Borrower and the Lender, dated as of January 29, 2009 (collectively, the “Loan Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement; and

WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement so as to extend the Certification Deadline, as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENTS

1.1 The definition of “Certification Deadline” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Certification Deadline” shall mean June 1, 2009.

2. MODIFICATION OF LOAN AGREEMENT

2.1 This Amendment is limited precisely as written and shall not be deemed to be a consent to a waiver, amendment or modification of any other term or condition of the Loan Agreement, the other Loan Documents, or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof, and this Amendment shall not be considered a novation.

2.2 This Amendment shall not prejudice any right or rights the Lender may now have or may have in the future under or in connection with the Loan Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

After giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing on and as of the date of this Amendment.

4. FEES AND EXPENSES

The Borrower agrees to pay or reimburse the Lender for all fees and out of pocket expenses incurred by the Lender in connection with the documentation of this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment), pursuant to Section 11.03(b) of the Loan Agreement.

5. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

5.1 The Lender shall have received a duly executed copy of this Amendment.

6. MISCELLANEOUS

6.1 Construction. This Amendment is executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. No provision of this Amendment shall be construed against or interpreted to the disadvantage of the Lender or the Borrower by reason of the Lender or the Borrower having or being deemed to have structured or drafted such provision of this Amendment. Whenever the Loan Agreement is referred to in the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Loan Agreement, as amended hereby.

6.2 Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Amendment may be transmitted between them by email or facsimile. The parties intend that faxed signatures and electronically imaged signatures (such as .pdf files) shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

6.3 Governing Law. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 11.10 of the Loan Agreement.

6.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

6.5 Entire Agreement; Modification. Except as expressly provided in this Amendment, the Loan Agreement is, and shall continue to be, in full force and effect in accordance with its terms, without amendment thereto, and is, in all respects, ratified and confirmed. This Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof, and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made. The Loan Agreement, as amended and modified hereby, may only be further amended, restated, supplemented, or otherwise modified in accordance with the provisions thereof.

6.6 Headings. The headings, captions and arrangements used in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Loan Agreement to be duly executed by their respective authorized officers as of the 31st day of March, 2009.

GENERAL MOTORS CORPORATION, as Borrower

By	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary of the Treasury for Financial Stability

Amendment to Loan and Security Agreement